Asset Impairments	6 Months Ended
Jun. 30, 2016
Property, Plant and Equipment [Abstract]
Asset Impairments
Asset Impairments
The Company’s consolidated statements of income for the three and six months ended June 30, 2016 includes a $6.4 million write-down of one Medium Range (or MR) tanker. The MR tanker was classified as held for sale at June 30, 2016 and is expected to deliver to its buyer in the third quarter of 2016. The vessel was written down to its agreed sales price.